UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

STANDARD DIVERSIFIED INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Mineola Boulevard Mineola, NY	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 248-1100

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	SDI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Standard Diversified Inc. (the “Registrant”) is filing this Current Report on Form 8-K to report that on July 31, 2019, the Registrant’s majority-owned subsidiary Turning Point Brands, Inc. (“Turning Point”) filed a Current Report on Form 8-K (the “Turning Point 8-K”) containing disclosure under Items 1.01, 2.03, 3.02, 8.01 and 9.01 of Form 8-K, all relating to Turning Point’s July 25, 2019 agreement to sell 2.50% Convertible Senior Notes due July 15, 2024 to certain initial purchasers, as well as to enter into certain related transactions.

The information set forth in Item 1.01 of the Turning Point 8-K is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.03 of the Turning Point 8-K is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 3.02 of the Turning Point 8-K is incorporated by reference herein.

Item 8.01.	Other Events.

The information set forth in Item 8.01 of the Turning Point 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Name
4.1
Indenture, dated as of July 30, 2019, between Turning Point Brands, Inc. and GLAS Trust Company LLC, as trustee (including the Form of Note as Exhibit A thereto) (Filed as Exhibit 4.1 to the Turning Point 8-K and incorporated by reference herein.)

10.1	Form of Capped Call Agreement (Filed as Exhibit 10.1 to the Turning Point 8-K and incorporated by reference herein.)
99.1	Press Release (Filed as Exhibit 99.1 to the Turning Point 8-K and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED INC.

Date: July 31, 2019	By:	/s/ Bradford A. Tobin
Name: Bradford A. Tobin
Title: General Counsel & Secretary